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                                                                    EXHIBIT 10.4

                                AMENDMENT NO. 1

                         LONG-TERM DISABILITY PLAN OF
       LYONDELL PETROCHEMICAL COMPANY AND ITS PARTICIPATING SUBSIDIARIES

     Pursuant to the authority contained in resolutions adopted by the Board of Directors of Lyondell Petrochemical Company (the "Company") and Section 10.1 of the Long-Term Disability Plan of Lyondell Petrochemical Company and its Participating Subsidiaries (the "Plan"), the Plan is hereby amended, effective as of May 31, 1993, as follows:

1. Section 1.12 of the Plan, the definition of Subsidiary, is amended in its entirety to read as follows:

   "1.12 SUBSIDIARY. "Subsidiary" means any wholly-owned subsidiary of the Company or of any wholly-owned subsidiary thereof, or any other corporation or business venture in which the Company owns, directly or indirectly, a significant financial interest if the Company designates such corporation or business venture to be a Subsidiary for the purposes of this Plan for any Plan Year, and if the Board of Directors (or equivalent governing authority), or the delegate thereof, of such

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           corporation or business venture consents to being
           designated as a Subsidiary."

     The undersigned, being duly authorized, on behalf of the Company has executed this Amendment No. 1 on this 10th day of June, 1993.

                                             LYONDELL PETROCHEMICAL COMPANY

ATTEST: /s/ Gerald O'Brien                   By: /s/ Richard W. Park
        ---------------------------              ---------------------------
                                                 Richard W. Park
                                                 Vice President,
                                                 Human Resources

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